UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2010

Date of Report (Date of earliest event reported)

FAR EAST WIND POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-153472	27-0999493
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

11811 N. Tatum Blvd., Suite 3031
Phoenix, AZ 85028
(602) 953-7757
(Address and telephone number of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 12, 2010, Far East Wind Power Corp. (the “Company”) amended its Articles of Incorporation to change its name from “Celestial Delights U.S.A., Inc.” to “Far East Wind Power Corp.” Additional information regarding the Company’s name change can be found in the press release attached as Exhibit 99.1 hereto.

As a result of the name change, the Company’s new trading symbol under the OTC Bulletin Board is “FEWP” effective February 9, 2010.

The text of the Company’s amendment to its Articles of Incorporation reflecting the name change as filed with the Nevada Secretary of State is attached as Exhibit 3.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

3.1	Articles of Incorporation

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAR EAST WIND POWER CORP.
a Nevada Corporation

Dated: February 9, 2010	/s/ John J. Lennon
John J. Lennon, President